                                   THE ARBOR FUND
                             GOLDEN OAK VALUE PORTFOLIO
                                  2 OLIVER STREET
                            BOSTON, MASSACHUSETTS 02109

                                  PROXY STATEMENT


Dear Shareholder:

The enclosed proxy statement solicits your vote as a Shareholder of the Golden Oak Value Portfolio (the "Portfolio") for the purpose of approving a new investment sub-advisory agreement (the "New Agreement") with the current sub-advisor, Systematic Financial Management, L.P. ("Systematic"), as a result of a deemed indirect change in control of Systematic (the "change of control").

A Special Meeting of Shareholders of the Portfolio has been scheduled for September 3, 1998. While you are, of course, welcome to join us at the meeting, most Shareholders cast their votes by filling out and signing the proxy card that accompanies this proxy statement.

The enclosed proxy statement is designed to give you information relating to the proposal on which you will be asked to vote. We encourage you to support the Trustees' recommendation. The proposal described in the proxy statement relates to the following matter:

     Approval of the Agreement by and between Citizens Bank and Systematic with respect to the Golden Oak Value Portfolio.

The purpose of the above recommendation is to permit the Portfolio to continue to receive investment sub-advisory services from Systematic. The change of control could be deemed to have caused an "assignment" of the Portfolio's current sub-advisory agreement which would automatically terminate that agreement.

Your vote is important to us. Please mark, sign and date the enclosed proxy card and return it as soon as possible. For your convenience, we have enclosed a postage-paid envelope. If you have any questions about the proposal, please do not hesitate to call us at 1-800-545-6331. Thank you for taking the time to consider this important proposal and for your investment in the Golden Oak Value Portfolio.

Sincerely,



Mark E. Nagle
President




                -----------------------------------------------
                Distributed By SEI Investments Distribution Co.

                                    THE ARBOR FUND
                             GOLDEN OAK VALUE PORTFOLIO
                                  2 OLIVER STREET
                            BOSTON, MASSACHUSETTS 02109
                                 __________________

                     NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                          TO BE HELD ON SEPTEMBER 3, 1998


                             To the Shareholders of the
                            Golden Oak Value Portfolio:


     Notice is hereby given that a Special Meeting (the "Special Meeting") of Shareholders of the Golden Oak Value Portfolio (the "Portfolio"), a Portfolio of The Arbor Fund (the "Trust"), a Massachusetts business trust, will be held at the offices of SEI Investments Company, One Freedom Valley Road, Oaks, PA 19456 on September 3, 1998 at 3:00 p.m. Eastern Time, to consider and act on the following matters:

     1. Proposal to approve a new investment sub-advisory agreement by and between Citizens Bank and Systematic Financial Management, L.P.

     2. To consider and act upon any other matters as may properly come before the Special Meeting.


     All shareholders of the Portfolio are cordially invited to attend the Special Meeting. Regardless of whether you plan to attend the Special Meeting, please complete, sign and date the enclosed proxy and return it promptly in the enclosed envelope so that a quorum will be present and a maximum number of shares may be voted. If you are present at the Special Meeting, you may change your vote, if desired, at that time.

     Shareholders of record at the close of business on July 8, 1998 are entitled to notice of and to vote at the Special Meeting or any adjournment thereof.

                              By Order of the Board of Trustees

                              ----------------
                              Joseph O'Donnell
                              ASSISTANT SECRETARY

[date]


PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                   THE ARBOR FUND
                             GOLDEN OAK VALUE PORTFOLIO
                                  2 OLIVER STREET
                            BOSTON, MASSACHUSETTS 02109

                                  __________________

                                   PROXY STATEMENT
                                  __________________


     This Proxy Statement is furnished by the Board of Trustees of The Arbor Fund (the "Trust") on behalf of the Golden Oak Value Portfolio (the "Portfolio") in connection with the solicitation of proxies for use at the Special Meeting of Shareholders to be held on September 3, 1998 at 3:00 p.m., Eastern Time, at the offices of SEI Investments Company, One Freedom Valley Road, Oaks, PA 19456 (the "Special Meeting" or "Meeting"). Shareholders of record of the Portfolio at the close of business on July 8, 1998 (the "Record Date") are entitled to vote at the Meeting.

      As of July 8, 1998, the Portfolio had __________ shares issued and outstanding. Each share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote on each matter as to which such shares are to be voted at the Meeting.

     In addition to the solicitation of proxies by mail, Trustees and officers of the Portfolio and officers and employees of SEI Investments Company ("SEI") or third parties hired for the purpose, may solicit proxies in person or by telephone. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses incurred in sending soliciting materials to their principals. The general cost of solicitation will be borne by Systematic Financial Management, L.P. ("Systematic" or "Sub-Advisor"). It is expected that the Notice of Special Meeting, the Proxy Statement and Proxy Card will be mailed to shareholders on or about July 23, 1998.

     Shares represented by duly executed proxies will be voted in accordance with the instructions given. Proxies may be revoked at any time before they are exercised by a written revocation received by the President of the Trust at One Freedom Valley Road, Oaks, PA 19456, by properly executing a later-dated proxy, or by attending the Meeting and voting in person.

                                     INTRODUCTION

     The Portfolio is organized as a Massachusetts business trust and is not required to hold annual meetings of Shareholders. The Meeting is being called in order to permit the shareholders of the Portfolio to vote on the approval of a new investment sub-advisory agreement between Citizens Bank and Systematic on behalf of the Portfolio (the "New Agreement"). The Trustees are proposing that the Shareholders approve the New Agreement, which has no substantive changes from the existing sub-advisory agreement (the "Current Agreement").

     The need to consider approval of the New Agreement is being triggered by a change in the ownership of the general partner of Systematic. Systematic is organized as a Delaware limited partnership. Its general partner is AMG Corporation which is a wholly owned subsidiary of Affiliated Managers Group, Inc. ("AMG"), which is in the business of making investments in investment advisory businesses.

     Until November 1997, AMG was a private company primarily owned by various institutional investors and its directors and officers. TA Associates, Inc., a Delaware corporation ("TA"), was deemed ultimately to control AMG (and therefore, technically, to control Systematic) because TA and its affiliates were general partners (or the equivalent) of private equity funds that in the aggregate continuously controlled a significant block of the outstanding voting common stock of AMG. In November 1997, AMG sold shares of its common stock in an initial public offering and that stock now trades on The New York Stock Exchange. After AMG's public offering, TA was deemed still to control more than 25% of AMG's outstanding voting stock, and therefore still deemed to control AMG and Systematic.

     On May 28, 1998, a transaction occurred which reduced or otherwise diluted the percentage of voting stock of AMG beneficially owned by TA to a level at which TA may no longer be deemed to control AMG (the "Transaction"). Under the Investment Company Act of 1940 (the "1940 Act"), the reduction in TA's voting interest in AMG, and resulting deemed indirect change in control of Systematic may constitute an "assignment" that terminates the existing advisory agreements between Citizens Bank and Systematic.

     The terms of the New Agreement are not different in any material way from the Current Agreement with respect to duties, fees and the standard of care, except that the New Agreement provides that Systematic may, during the period between the Transaction and approval of the New Agreement, receive as compensation under the New Agreement an amount equal to the fees it would have received during such period pursuant to the Current Agreement. This provision ensures that Systematic will be compensated for its services during such period even if it should be determined that an assignment of the Current Agreement occurred. Providing for such compensation should not have any material impact on the net asset value per share or expense ratio of the Portfolio because the Portfolio will continue to accrue advisory fees at the current rate during any such period. In addition, Systematic has agreed to bear the cost of any expenses associated with this proxy solicitation.

TRUSTEES' CONSIDERATIONS

     The Board of Trustees believes that the terms of the New Agreement are fair to and in the best interest of the Portfolio and its Shareholders. The Board of Trustees, including all of the non-interested Trustees, recommends approval by Shareholders of the New Agreement. In determining to recommend that the shareholders approve the New Agreement, the Board of Trustees took into account that, except for changes in the control of Systematic and the dates of execution, effectiveness and termination, there are no differences between the terms and conditions of the Current Agreement and the proposed New Agreement, including the terms relating to the services to be provided thereunder by Systematic and the fees and expenses payable by the Portfolio. The Board of Trustees also considered that the terms of the New Agreement do not contemplate change in the investment objective or policies of the Portfolio, the management or operations of Systematic relating to the Portfolio, the personnel managing the Portfolio, or the shareholder services or other business activities of the Portfolio. As Systematic has indicated to the Trustees, the change in its control is not expected to result in any such change. The Board also considered the skills and capabilities of Systematic and its representations that no material change was planned in its current management. There can be no assurance that such changes may not occur. If changes in the Sub-Advisor are proposed that might affect its services to the Portfolio, the Trustees will consider the effect of those changes and take such action at that time as they deem advisable under the circumstances.

     The Board of Trustees was advised that Section 15(f) of the 1940 Act is applicable to the deemed indirect change in control of Systematic. Section 15(f) of the 1940 Act permits, in the context of a "change in control" of an investment adviser to a registered investment company, the receipt by such investment adviser, or any of its affiliated persons, of an amount of benefit in connection with such sale, as long as two conditions are satisfied. First, an "unfair burden" must not be imposed on the investment company for which the investment adviser acts in such capacity as a result of the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory and other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services). The second condition of Section 15(f) is that during the three-year period immediately following a transaction to which Section 15(f) is applicable, at least 75% of the subject investment company's board of directors must not be interested persons as defined in the 1940 Act ("Interested Persons") of the investment company's investment adviser or predecessor adviser.

     Here, both of the above conditions of Section 15(f) have been satisfied. None of the current members of the Board of Trustees of the Portfolio is an Interested Person of Systematic. Additionally, the Board of Trustees of the Portfolio has received assurances from Systematic that no "unfair burden" will be imposed on the Portfolio as a result of the Transaction.

     On the basis of their review of the information and factors discussed above, the Trustees, including a majority of the Trustees that are not Interested Persons, have concluded that it is in the best interests of the Portfolio and its shareholders to approve the New Agreement, thereby enabling the Portfolio to receive investment sub-advisory services from Systematic.


PROPOSAL I:    APPROVAL OF THE NEW INVESTMENT SUB-ADVISORY AGREEMENT

     In anticipation of the possibility of an assignment of the Current Agreement for the Portfolio in connection with the change in control of Systematic, at a meeting held on May 18, 1998, the Board of Trustees, including a majority of the Trustees who are not Interested Persons, concluded that if the change in control takes place, entry into the New Agreement by the Portfolio would be in the best interests of the Portfolio and its Shareholders.
Therefore, on May 28,1998, the Portfolio and Systematic entered into the New Agreement and the Board of Trustees is recommending that Shareholders of the Portfolio approve the selection of Systematic to continue to serve as the investment sub-advisor to the Portfolio and approve the New Agreement (the "Proposal"). Other than the provision assuring continuity of compensation and the effective and termination dates, there are no material differences between the Current Agreement and New Agreement.

DESCRIPTION OF THE CURRENT AGREEMENT

     Prior to May 28, 1998, Systematic served as the investment Sub-Advisor to the Portfolio pursuant to an agreement by and between Citizens Bank and the Systematic dated June 23, 1997. Under the Current Agreement, Systematic makes the day-to-day investment decisions for the assets of the Portfolio, subject to the supervision of, and policies established by, Citizens Bank and the Trustees of the Trust. The form of the New Agreement is attached to this Proxy Statement as Appendix A and the description of the New Agreement set forth in this Proxy Statement is qualified in its entirety by reference to Appendix A.

     Except for changes in control of the ownership of Systematic, and the dates of execution, effectiveness and termination, the terms of the New Agreement are the same as the terms of the Current Agreement. Systematic will be paid the same fees under the proposed New Agreement.

     Under the Current Agreement, Systematic shall not be liable for any error of judgment or for any loss suffered by the Portfolio or Citizens Bank in connection with performance of its obligations under the Current Agreement, except for any losses resulting from a breach of a fiduciary duty with respect to the receipt of compensation for services, or resulting from willful misfeasance, bad faith or gross negligence on Systematic's part in the performance of its duties or from reckless disregard of its obligations and duties under the Current Agreement.

     The Current Agreement has an initial term of two years from its effective date, and thereafter shall continue for successive annual periods, provided the continuation is approved by the Portfolio's Board of Trustees or by vote of a majority of its outstanding voting securities, as well as by a majority of the Portfolio's Trustees who are not Interested Persons. The Current Agreement may be terminated, without the payment of any penalty on 60 days' written notice by Citizens Bank or Systematic. In addition, the Current Agreement will also terminate automatically upon the termination of the investment advisory agreement between the Trust and Citizens Bank, as well as in the event of an assignment. The New Agreement's approval and termination provisions are in substance identical to those of the Current Agreement so that the New Agreement will have an initial term of two years from the date of execution.

     Under the Current Agreement, Systematic is entitled to a fee from Citizens Bank which is calculated daily and paid monthly, at an annual rate of .45% on the first $50 million of the Portfolio's average daily net assets; .35% on the next $50 million of the Portfolio's average daily net assets and .40% on the Portfolio's average daily net assets thereafter. Systematic may from time to time and at its discretion voluntarily waive all or a portion of its fees in order to assist the Portfolio in maintaining a competitive expense ratio. Systematic reserves the right to terminate any voluntary fee waiver and reimbursement at any time. Systematic will be entitled to receive the same fees under the New Agreement, except that, between the Transaction and entry into the New Agreement, Systematic will be entitled to receive its normal fee, even if it is determined that the Transaction resulted in termination of the Current Agreement.

REQUIRED VOTE

     The affirmative vote of a majority of the outstanding shares of beneficial interest of the Portfolio is required to approve the New Agreement. If the New Agreement is not approved by the holders of a majority of the outstanding shares of the Portfolio, the Board of Trustees will reconsider the Portfolio's contractual relationship with Systematic regarding the investment sub-advisory services provided to the Portfolio.

     As defined in the 1940 Act, "majority of the outstanding shares" means the vote of (i) 67% or more of the Portfolio's outstanding shares present at a Meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the Portfolio's outstanding shares, whichever is less.

     Abstentions and "broker non-votes" will not be counted for or against the Proposal, but will be counted for purposes of determining whether a quorum is present. Abstentions will be counted as votes present for purposes of determining a "majority of the outstanding voting securities" present at the Special Meeting, and will therefore have the effect of counting against the Proposal.

INFORMATION REGARDING SYSTEMATIC

          Systematic has acted as investment Sub-Advisor for the Portfolio since it commenced its investment operations on June 23, 1997.

     The General Partners and principal executive officers of the Sub-Advisor and their principal occupations are listed below.


NAME AND ADDRESS                        PRINCIPAL OCCUPATION
----------------                        --------------------

Gyanendra (Joe) Joshi                   Chief Investment Officer
300 Frank W. Burr Blvd.
Glenpoint East
Teaneck, NJ 07666

Frank McGee                             Chief Operating Officer
300 Frank W. Burr Blvd.
Glenpoint East
Teaneck, NJ 07666

Kevin D. McCreesh                       Senior Portfolio Manager
300 Frank W. Burr Blvd.
Glenpoint East
Teaneck, NJ 07666

Affiliated Managers Group               Asset Management Holding Group
Two International Place
23rd Floor
Boston, MA 02110



     None of the Officers or Trustees of the Portfolio is an officer, employee or partner of the Sub-Advisor.

     The Sub-Advisor currently does not provide investment services to any investment companies having an investment objective similar to the investment objective of the Portfolio.


              GENERAL INFORMATION ABOUT THE PORTFOLIO AND OTHER MATTERS

INVESTMENT ADVISER
     Citizens Bank (the "Adviser"), located at 328 S. Saginaw Street, Flint, Michigan, 48502, acts as the Portfolio's Adviser. The Adviser is independent of SEI Investments Mutual Fund Services (the "Administrator") and discharges its responsibilities subject to the supervision of, and policies established by, the Trustees of the Trust.

ADMINISTRATOR
     SEI Investments Mutual Fund Services (the "Administrator"), is located at One Freedom Valley Road, Oaks, Pennsylvania, 19456, acts as the Portfolio's administrator. The Administrator also serves as the shareholder servicing agent of the Trust under the terms of the Administration Agreement.

DISTRIBUTION
     SEI Investments Distribution Co. (the "Distributor"), located at One Freedom Valley Road, Oaks, Pennsylvania, 19456, acts as the Portfolio's distributor. The Distributor is a wholly-owned subsidiary of SEI Investments Company, which is located at the same address.

PORTFOLIO TRANSACTIONS

     For the fiscal year ended January 31, 1998, the Portfolio paid no brokerage commissions to affiliated brokers.

BENEFICIAL OWNERSHIP

     As of July 8, 1998, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of the Portfolio. The Trust believes that most of the shares referred to below were held by the below persons in account for their fiduciary, agency or custodial customers.

Golden Oak Value Portfolio -- Institutional:___________________________________

Golden Oak Value Portfolio -- Class A:_________________________________________

ADJOURNMENT

     In the event that sufficient votes in favor of the Proposal set forth in the Notice of the Special Meeting are not received by the time scheduled for the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies with respect to such Proposal. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal. They will vote against any such adjournment those proxies required to be voted against the Proposal. The costs of any such additional solicitation and of any adjourned session will be borne by Systematic.

SHAREHOLDER PROPOSALS

     Shareholders wishing to submit proposals for inclusion in a future proxy statement for a subsequent meeting should send their written proposals to The Arbor Fund, c/o SEI Investments Company, One Freedom Valley Road, Oaks, PA 19456.

REPORTS TO SHAREHOLDERS

     THE PORTFOLIO WILL FURNISH, WITHOUT CHARGE, A COPY OF THE MOST RECENT ANNUAL REPORT TO SHAREHOLDERS OF THE PORTFOLIO AND THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING SUCH ANNUAL REPORT, IF ANY, ON REQUEST. REQUESTS SHOULD BE DIRECTED TO SEI INVESTMENTS COMPANY, ONE FREEDOM VALLEY ROAD, OAKS, PA 19456 OR BY CALLING [800-545-6331].

OTHER MATTERS

     The Trustees know of no other business to be brought before the Meeting. However, if any other matters properly come before the meeting, it is the intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

                           ________________________________

SHAREHOLDERS ARE URGED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY.

                                                                      APPENDIX A


                                    THE ARBOR FUND
                      FORM OF INVESTMENT SUB-ADVISORY AGREEMENT
                               GOLDEN OAK VALUE FUND

     AGREEMENT executed as of May 28, 1998 and approved by shareholders September 3, 1998 by and between Citizens Bank, a Michigan bank (the "Adviser") and Systematic Financial Management, L.P., a Delaware limited partnership and registered investment adviser (the "Sub-Adviser").

     WHEREAS, the Adviser is the investment adviser for The Golden Oak Family of Funds, each a series of The Arbor Fund, an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act") (the "Trust"); and

     WHEREAS, the Adviser desires to retain the Sub-Adviser as its agent to furnish investment advisory services for the Golden Oak Value Fund, an investment portfolio of the Trust (the "Fund").

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

     1. APPOINTMENT. The Adviser hereby appoints the Sub-Adviser to provide certain sub-investment advisory services to the Fund for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

     2. DELIVERY OF DOCUMENTS. The Adviser has furnished the Sub-Adviser with copies properly certified or authenticated of each of the following:

          (a) The Trust's Agreement and Declaration of Trust, as filed with the Secretary of State of the Commonwealth of Massachusetts on July 24, 1992, and all amendments thereto or restatements thereof (such Declaration, as presently in effect and as it shall from time to time be amended or restated, is herein called the "Declaration of Trust");

          (b)  The Trust's By-Laws and amendments thereto;

          (c) Resolutions of the Trust's Board of Trustees authorizing the appointment of the Sub-Adviser and approving this Agreement;

          (d) The Trust's Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission (the "SEC") and all amendments thereto;

          (e) The Trust's Registration Statement on Form N-1A under the Securities Act of 1933, as amended (the "1933 Act") (File No. 33-50718) and under the 1940 Act as filed with the SEC and all amendments thereto insofar as such Registration Statement and such amendments relate to the Fund; and

          (f) The Trust's most recent prospectus and Statement of Additional Information for the Fund (such prospectus and Statement of Additional Information, as presently in effect, and all amendments and supplements thereto are herein collectively called the "Prospectus").

          The Adviser will furnish the Sub-Adviser from time to time with copies of all amendments of or supplements to the foregoing.

     3. MANAGEMENT. Subject always to the supervision of the Trust's Board of Trustees and the Adviser, the Sub-Adviser will furnish an investment program in respect of, and make investment decisions for, all assets of the Fund and place all orders for the purchase and sale of securities, all on behalf of the Fund. In the performance of its duties, the Sub-Adviser will satisfy its fiduciary duties to the Fund (as set forth in Section 8, below), and will monitor the Fund's investments, and will comply with the provisions of the Trust's Declaration of Trust and By-Laws, as amended from time to time, and the stated investment objectives, policies and restrictions of the Fund. The Sub-Adviser and the Adviser will each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Fund and to consult with each other regarding the investment affairs of the Fund.
The Sub-Adviser shall also make itself reasonably available to the Board of Trustees at such times as the Board of Trustees shall request.

          The Sub-Adviser represents and warrants that it is in compliance with all applicable rules and regulations of the SEC pertaining to its investment advisory activities and agrees that it:

          (a) will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

          (b) will conform with all applicable rules and regulations of the SEC pertaining to its investment advisory activities;

          (c) will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer. In placing orders with brokers or dealers, the Sub-Adviser will attempt to obtain the best combination of prompt execution of orders in an effective manner and at the most favorable price. Consistent with this obligation, when the execution and price offered by two or more brokers or dealers are comparable, the Sub-Adviser may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide the Sub-Adviser with research advice and other services. In no instance will portfolio securities be purchased from or sold to the Adviser, the Sub-Adviser, SEI Investments Distribution Co. or any affiliated person of either the Trust, the Adviser, SEI Investments Distribution Co. or the Sub-Adviser, except as may be permitted under the 1940 Act;

          (d) will report regularly to the Adviser and will make appropriate persons available for the purpose of reviewing at reasonable times with representatives of the Adviser and the Board of Trustees the management of the Fund, including, without limitation, review of the general investment strategy of the Fund, the performance of the Fund in relation to standard industry indices, interest rate considerations and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by the Adviser;

          (e) will maintain books and records with respect to the Trust's securities transactions and will furnish the Adviser and the Trust's Board of Trustees such periodic and special reports as the Board of Trustees or the Adviser may request;

          (f) will act upon instructions from the Adviser not inconsistent with the fiduciary duties hereunder; and

          (g) will treat confidentially and as proprietary information of the Trust all such records and other information relative to the Trust maintained by the Sub-Adviser, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust.

     The Sub-Adviser shall have the right to execute and deliver, or cause its nominee to execute and deliver, all proxies and notices of meetings and other notices affecting or relating to the securities of the Fund.

     4. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Fund, on behalf of the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

     5. EXPENSES. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement.

     6. COMPENSATION. For the services to be provided by the Sub-Adviser pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a sub-advisory fee paid out of the advisory fee, at an annual rate of .45% on the first $50 million of the of the Fund's average daily net assets; .35% on the next $50 million of the of the Fund's average daily net assets and .40% on the Fund's average daily net assets thereafter. This fee will be computed daily and paid to the Sub-Adviser monthly. In the event that the holders of "a majority of the outstanding voting securities" (as defined by the 1940 Act) of the Trust have not voted to approve this Agreement prior to the Sub-Advisor's performance of services under this Agreement, the Adviser may accrue for any fees payable to the Sub-Adviser under this Agreement and pay such fees following the approval of this Agreement by "a majority of the outstanding voting securities" of the Trust.

     7. SERVICES TO OTHERS. The Adviser understands, and has advised the Trust's Board of Trustees, that the Sub-Adviser now acts, and may in the future act, as an investment adviser to fiduciary and other managed accounts, and as investment adviser, sub-investment adviser, and/or administrator to other investment companies. The Adviser has no objection to the Sub-Adviser's acting in such capacities, provided that whenever the Fund and one or more other investment companies advised by the Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed by the Sub-Adviser to be equitable to each company. The Adviser recognizes, and has advised the Trust's Board of Trustees, that in some cases this procedure may adversely affect the size of the position that the Fund may obtain in a particular security. In addition, the Adviser understands, and has advised the Trust's Board of Trustees, that the persons employed by the Sub-Adviser to assist in the Sub-Adviser's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement will be deemed to limit or restrict the right of the Sub-Adviser or any of its affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

     8. STANDARD OF CARE. Each of the Adviser and Sub-Adviser shall discharge its duties under this Agreement with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. The parties recognize that the opinions, recommendations and actions of Sub-Adviser will be based on advice and information deemed to be reliable but not guaranteed by or to Sub-Adviser. The federal securities laws impose liabilities under certain circumstances on persons who act in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Adviser may have against Sub-Adviser under any federal securities laws based on negligence and which cannot be modified in advance by contract.

     9. INDEMNIFICATION. Each of the Adviser and Sub-Advisor agrees to indemnify each other against any claim, loss or liability (including reasonable attorney's fees) arising as a result of the failure to meet the standard of care set forth in the first sentence of Paragraph 8 hereof.

     10. DURATION AND TERMINATION. This Agreement will become effective as of the date hereof provided that it has been approved by vote of a majority of the outstanding voting securities of the Fund in accordance with the requirements under the 1940 Act, and, unless sooner terminated as provided herein, will continue in effect for one year.

          Thereafter, if not terminated, this Agreement will continue in effect for the Fund for successive periods of 12 months, each ending on the day preceding the anniversary of the Agreement's effective date of each year, PROVIDED that such continuation is specifically approved at least annually (a) by the vote of a majority of those members of the Trust's Board of Trustees who are not interested persons of the Trust, the Sub-Adviser, or the Adviser, cast in person at a meeting called for the purpose of voting on such approval, and
(b) by the vote of a majority of the Trust's Board of Trustees or by the vote of a majority of all votes attributable to the outstanding shares of the Fund. Notwithstanding the foregoing, this Agreement may be terminated as to the Fund at any time, without the payment of any penalty, on sixty (60) days' written notice by the Adviser or by the Sub-Adviser. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" have the same meaning of such terms in the 1940 Act.)

          This Agreement will terminate automatically if the investment advisory agreement between the Trust and the Adviser is terminated.

     11. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

     12. MULTIPLE ORIGINALS. This Agreement may be executed in two or more counterparts, each of which when so executed shall be deemed to be an original, but such counterparts shall together constitute but one and the same document.

     13. CUSTODY. All securities and other assets of the Fund shall be maintained with a custodian designated by the Adviser. The Sub-Adviser shall have no responsibility or liability with respect to any custodial function.

     14. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby. This Agreement will be binding upon and shall inure to the benefit of the parties hereto and will be governed by the laws of the state of Michigan. The Sub-Adviser shall notify the Adviser of any changes in its partners within a reasonable time.

     The names "The Arbor Fund" and "Trustees of The Arbor Fund" refer respectively to the Trust created by, and the Trustees, as trustees but not individually or personally, acting from time to time under, the Declaration of Trust, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of "The Arbor Fund" entered in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually but only in such capacities and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the assets of the Trust. Persons dealing with the Fund must look solely to the assets of the Trust belonging to the Fund for the enforcement of any claims against the Trust.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                        CITIZENS BANK

                                        By:
                                            ----------------------------

                                        Name:
                                             ---------------------------

                                        Title:
                                              --------------------------


                                        SYSTEMATIC FINANCIAL MANAGEMENT, L.P.

                                        By:
                                            ----------------------------

                                        Name:
                                             ---------------------------

                                        Title:
                                              --------------------------

                                    THE ARBOR FUND
                             GOLDEN OAK VALUE PORTFOLIO
                                  2 OLIVER STREET
                            BOSTON, MASSACHUSETTS 02109

                     PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                 September 3, 1998

         THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE ARBOR FUND

     The undersigned Shareholder of the Golden Oak Value Portfolio (the "Portfolio") hereby appoint(s) Laurie Brooks, Joseph O'Donnell and Lydia A. Gavalis and each of them (with full power of substitution), the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders of the Portfolio to be held on September 3, 1998, and any adjournments thereof, to vote all of the shares of the Portfolio that the signer would be entitled to vote if personally present at the Special Meeting of Shareholders and on any other matters brought before the Meeting, all as set forth in the Notice of Special Meeting of Shareholders. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as checked below upon the following matters:

1. Approval of a New Investment Sub-Advisory Agreement by and between Citizens Bank and Systematic Financial Management, L.P.

     [ ] FOR        [ ] AGAINST    [ ] ABSTAIN


2.   To transact such other business as may properly come before the Meeting.


     The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Trustees.

     Your signature(s) on this proxy should be exactly as your name or names appear on this proxy. If the shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.


Dated:               1998
       -------------

----------------------------------
Signature


----------------------------------
Signature

ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF TRUSTEES FOR THE PROPOSAL.

PLEASE DATE, SIGN AND RETURN PROMPTLY.